EXHIBIT 10.1

     AMENDMENT NO. 1, dated as of March 16, 2007, among MUZAK LLC a Delaware limited liability company (the "Borrower"), MUZAK HOLDINGS LLC a Delaware limited liability company ("Holdings"), BEAR STEARNS CORPORATE LENDING INC., as Administrative Agent (the "Administrative Agent") and the Lenders listed on the signature pages hereto, to that certain Credit Agreement, dated as of April, 15, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement") among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders"), BEAR STEARNS & CO INC. as sole lead arranger and sole bookrunner, and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein, and the Lenders party hereto are willing to so amend such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     Section 1.        Amendments.
                       -----------

     (a) The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:

     "Amendment No. 1": Amendment No. 1 to this Agreement dated as of March 16, 2007.

     "Amendment No. 1 Effective Date": March 16, 2007, the date on which all conditions precedent set forth in Section 3 of Amendment No. 1 were satisfied.

     "Repricing Transaction": the refinancing or repricing by the Borrower of the Term Loans under this Agreement (x) with the proceeds of any senior secured bank loan or other debt financing (including, without limitation, any new or additional term loans under this Agreement) or (y) in connection with any amendment to this Agreement, in either case, resulting in an interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice, after giving effect to, among other factors, margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) on such financing or the Term Loans as so repriced that is less than the Applicable Rate for, or weighted average yield (to be determined by the Administrative Agent on the same basis) of, the Term Loans immediately prior to such refinancing or repricing; provided that the term "Repricing Transaction" shall not include any refinancing of all (and not less than all) of the Term Loans in connection with a transaction constituting a Change of Control.

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


     (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

         "for Eurodollar Loans, 3.75% and, for Base Rate Loans, 2.75%."

     (c) The definition of "Term Loan Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

     "January 19, 2009."

     (d) Section 3.3 of the Credit Agreement is hereby amended by adding "(a)" at the beginning of such Section, immediately prior to the words "Each prepayment" and by adding the following paragraph (b) to such Section immediately after the end of such Section 3.3(a):

          "(b) If, prior to the first anniversary of the Amendment No. 1 Effective Date, (i) the Borrower makes any prepayment of Term Loans in connection with any Repricing Transaction, or (ii) effects any transaction that has the effect of a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Term Lender, (A) in the case of clause (i), a prepayment premium of 1% of the amount of such Term Loans being prepaid and (B) in the case of clause (ii), a payment equal to 1% of the aggregate amount of Term Loans outstanding immediately prior to such amendment. In addition, to the extent any amount is payable to any Term Lender pursuant to this Section 3.3(b), any Term Lender that is replaced pursuant to Section 3.14, shall be paid, without duplication, a premium of 1% of the amount of such Term Lender's Term Loans that are assigned to one or more Eligible Assignees."

     (e) Section 7.5 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (g), deleting the "." at the end of clause (h) and replacing it with "; and", and by further inserting a new paragraph (i) as follows:

         "Dispositions of assets in connection with one or more asset swaps or exchanges, which assets have a fair market value not exceeding $10,000,000 in the aggregate from the Amendment No. 1 Effective Date; provided that (i) the aggregate revenues (in each case calculated based on the most recent twelve month period for which financial statements are available immediately prior to such Disposition) attributable to all such assets being disposed of do not exceed $10,000,000 in the aggregate from the Amendment No. 1 Effective Date,
(ii) the Borrower shall deliver a certificate to the Administrative Agent stating that any proposed asset swap is for fair market value and (iii) each asset swap or exchange shall require the Administrative Agent's prior written consent."

     Section 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

     (a) The execution, delivery and performance by the Borrower and each Parent Guarantor of this Amendment No. 1 has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except, in each case referred to in clauses (b) and (c), to the extent that conflict, breach, contravention, creation, payment or violation could not reasonably be expected to have a Material Adverse Effect.

     (b) Before and after giving effect to this Amendment No. 1, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

     (c) At the time of and after giving effect to this Amendment No. 1, no Default or Event of Default has occurred and is continuing.

     Section 3. Conditions to Effectiveness. This Amendment No. 1 shall become effective on the date on which each of the following conditions is satisfied:

     (a) The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting each Term Lender and (ii) each of the other parties hereto, a counterpart of this Amendment No. 1 signed on behalf of such party;

     (b) All corporate and other proceedings taken or to be taken in connection with this Amendment No. 1 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent;

     (c) The representations and warranties in Section 2 of this Amendment No. 1 shall be true and correct; and

     (d) the Borrower shall have reimbursed the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment No. 1, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent, and any other amounts due and payable on the effective date of this Amendment No. 1 pursuant to Section 10.5 of the Credit Agreement.

     Section 4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts,

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each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     Section 5. Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     Section 6. Headings. The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms or conditions contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Required Lenders agree that the Borrower and the Administrative Agent may enter into an Amended and Restated Credit Agreement after the Amendment No. 1 Effective Date in form and substance satisfactory to the Administrative Agent to give effect to this Amendment No. 1. By executing and delivering a copy hereof, each Loan Party hereby agrees and confirms that all Loans and Obligations shall be fully guaranteed and secured pursuant to the Loan Documents.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]








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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

                                  MUZAK LLC



                                  By:    /s/ R. Dodd Haynes
                                         ---------------------------------------
                                         Name:  R. Dodd Haynes
                                         Title: CFO


                                  MUZAK HOLDINGS LLC



                                  By:    /s/ R. Dodd Haynes
                                         ---------------------------------------
                                         Name:  R. Dodd Haynes
                                         Title: CFO

                                  BEAR, STEARNS CORPORATE LENDING INC.,
                                    as Administrative Agent, Collateral
                                    Agent and a Lender



                                  By:    /s/ Victor Bulzacchelli
                                         ---------------------------------------
                                         Name:  Victor Bulzacchelli
                                         Title: Vice President

                                                            , as a Lender
                                  --------------------------



                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                  ALJ Capital I, L.P.       , as a Lender
                                  --------------------------


                                  By:    /s/ Lawrence B. Gill
                                         ---------------------------------------
                                         Name:   Lawrence B. Gill
                                         Title:  Manager, ALJ Capital Manage-
                                                   ment, LLC, its agent


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  ALJ Capital II, L.P.      , as a Lender
                                  --------------------------


                                  By:    /s/ Lawrence B. Gill
                                         ---------------------------------------
                                         Name:   Lawrence B. Gill
                                         Title:  Manager, ALJ Capital Manage-
                                                   ment, LLC, its agent


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  BEAR STEARNS INVESTMENT PRODUCTS, INC.,
                                    as a Lender


                                  By:    /s/ Jonathan Weiss
                                         ---------------------------------------
                                         Name:   Jonathan Weiss
                                         Title:  Authorized Signatory


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  Black Diamond Offshore, Ltd., as a Lender
                                  ----------------------------
                                  By:    Carlson Capital, L.P. its Investment
                                         Advisor


                                  By:    /s/ Christopher W. Haga
                                         ---------------------------------------
                                         Name:   Christopher W. Haga
                                         Title:  Portfolio Manager

                                  Caspian Capital Partners, L.P.


                                  By:    Mariner Investment Group, as
                                         Investment Advisor


                                  as a Lender


                                  By:    /s/ Adam S. Cohen
                                         ---------------------------------------
                                         Name:   Adam S. Cohen
                                         Title:  Principal, Mariner
                                                    Investment Group, as
                                                    Investment Advisor.

                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  Double Black Diamond Offshore LDC, as a Lender
                                  ---------------------------------
                                  By:    Carlson Capital, L.P., its Investment
                                         Advisor


                                  By:    /s/ Christopher W. Haga
                                         ---------------------------------------
                                         Name:   Christopher W. Haga
                                         Title:  Portfolio Manager


                                  Fidelity Central Investment Portfolios LLC:
                                     Fidelity Floating Rate Central Investment
                                     Portfolio, as a Lender


                                  By:    /s/ John H. Costello
                                         ---------------------------------------
                                         Name:   John H. Costello
                                         Title:  Assistant Treasurer


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                  Field Point I, as a Lender


                                  By:    /s/ Richard Petrilli
                                         ---------------------------------------
                                         Name:   Richard Petrilli
                                         Title:  Authorized Signatory


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                  Field Point II, as a Lender


                                  By:    /s/ Richard Petrilli
                                         ---------------------------------------
                                         Name:   Richard Petrilli
                                         Title:  Authorized Signatory


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                  Field Point III, as a Lender


                                  By:    /s/ Richard Petrilli
                                         ---------------------------------------
                                         Name:   Richard Petrilli
                                         Title:  Authorized Signatory


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                  Field Point IV, as a Lender


                                  By:    /s/ Richard Petrilli
                                         ---------------------------------------
                                         Name:   Richard Petrilli
                                         Title:  Authorized Signatory


                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, as a Lender


                                  By:    /s/ KARL KIEFFER
                                         ---------------------------------------
                                         Name:   KARL KIEFFER
                                         Title:  DULY AUTHORIZED SIGNATORY




                                  ORIX FINANCE CORP, as a Lender
                                  -----------------


                                  By:    /s/ Christopher L. Smith
                                         ---------------------------------------
                                         Name:   Christopher L. Smith
                                         Title:  Authorized Representative

                                  By:    N/A
                                         ---------------------------------------
                                         Name:
                                         Title:



                                  Quadrangle Master Funding Ltd., as a Lender


                                  By:    /s/ Christopher Santana
                                         ---------------------------------------
                                         Name:   Christopher Santana
                                         Title:  Managing Principal

                                  By:    N/A
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  Restoration Holdings Ltd., as a Lender
                                  ------------------------


                                  By:    /s/ Pamela M. Lawrence
                                         ---------------------------------------
                                         Name:   Pamela M. Lawrence
                                         Title:  Director

                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                  Riva Ridge Master Fund, Ltd., as a Lender


                                  By:    Riva Ridge Capital Management LP,
                                  As Investment Manager


                                  By:    Riva Ridge GP LLC, GP to the Investment
                                  Manager


                                  By:    /s/ STEPHEN GOLDEN
                                         ---------------------------------------
                                         Name:   STEPHEN GOLDEN
                                         Title:  MANAGING MEMBER



                                  THERMOPYLAE FUNDING CORP, as a Lender

                                  By:    /s/ John O'Dowd
                                         ---------------------------------------
                                         Name:   John O'Dowd
                                         Title:  Authorized Signatory